united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68137

(Address of principal executive offices) (Zip code)

James P. Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/15

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Breithorn Long/Short Fund

Class I - BRHIX

October 31, 2015

Breithorn Capital Management LLC
509 Madison Avenue
New York, NY 10022

Breithorn Long/Short Fund

Management Discussion & Analysis (Unaudited)

October 31, 2015

Dear Shareholder,

Since inception on December 23, 2014 through the fiscal year ended October 31, 2015, Class I shares in the Breithorn Long/Short Fund returned -6.9% net of fees. In comparison, the S&P 500 Index returned 1.6% and the HFRX Equity Hedge Index returned -1.0% during the period. The Fund’s decline was driven both by weakness in a number of long holdings, and a very difficult year for the short portfolio. The dramatic underperformance of small and mid-capitalization value stocks created significant headwinds for the Fund’s long-biased investment style, as evidenced by the Russell 2500 Value Index, which returned -2.7% during the period. Importantly, we believe the underperformance of many of the Fund’s holdings was not justified by fundamentals.

This year, the cheapest stocks seemed to keep getting cheaper, while highly valued growth stocks continued to climb ever higher. We believe a multiyear backdrop of low growth and low interest rates has encouraged investors to crowd into high risk momentum stocks that offer seductive growth stories. The corollary is that cheap but boring value stocks have been deeply out of favor. This has been a challenge for both components of our investment strategy, which emphasizes cheap, out of favor companies on the long side, and expensive, over-hyped companies on the short side. We are hopeful that an environment of rising interest rates and improving economic data will provide a more favorable backdrop for our style of value investing, as it has in the past.

We believe the Fund’s long portfolio has significant long-term upside potential based on our target valuations. This is especially true for some of the greatest recent laggards. We continue to maintain a portfolio of long and short positions that, in aggregate, trade at a premium and discount, respectively to the market. The table below shows the Fund’s long and short portfolio valuations relative to the S&P 500 at fiscal year-end:

Portfolio Valuation
As of 31 October 2015	BRHIX Longs	S&P 500 Index	BRHIX Shorts
Price / Earnings	14.9	17.6	22.6
Price / Sales	0.5	1.7	2.9
Price / Book Value	1.1	2.4	3.8

Data Source: FactSet consensus estimates, BCM estimates

The top three positive contributors to performance during the period were long positions in Quality Distribution, Inc. (QLTY), Enzo Biochem, Inc. (ENZ), and Emulex Corporation (ELX). The top three detractors from performance were long positions in Quantum Corp. (QTM), Kulicke & Soffa Industries, Inc. (KLIC), and Yamana Gold, Inc. (AUY).

2015 Contributors
Top 3	Position Size (%)	Bottom 3	Position Size (%)
	As of 31 October 2015		As of 31 October 2015
QLTY	0.0	QTM	2.6
ENZ	5.0	KLIC	5.6
ELX	0.0	AUY	0.0

Portfolio holdings are subject to change at any time and should not be considered investment advice.

QLTY is a leading chemicals trucking company, serving blue chip customers such as Dow Chemical, Dupont and Ashland. We believe it is an attractive business given its economies of scale, entrenched customer relationships, and asset-light business model, which generates significant free cash flow. We initiated a position in QLTY in March. At that time, the stock was out of favor due to concerns about the company’s exposure to declining oil and gas drilling activity, and somewhat elevated financial leverage. We determined that fears related to oil and gas exposure were overblown, given that the energy industry accounted for only 17% of the company’s revenue. In addition, downstream chemical manufacturers, which account for the majority of QLTY’s business, are actually big beneficiaries of historically low natural gas feedstock prices. We also determined that QLTY’s strong free cash

Breithorn Long/Short Fund

Management Discussion & Analysis (Unaudited) (Continued)

October 31, 2015

flow was more than adequate to service the company’s debt load and de-lever the business over time. Notably, QLTY’s cash earnings were materially higher than reported earnings because its capital expenditures have historically run at roughly half the rate of its depreciation expense. This is due to the fact that the company’s truck trailers have a useful life of up to 30 years but are depreciated over 15 to 20 years. At our average cost of $10.33, we believed QLTY was very inexpensive, trading at a free cash flow yield to equity of 12% and 7x our estimated normalized earnings power of $1.40 per share. In May, a private equity firm, Apax Partners, agreed to purchase QLTY for $16.00 per share, which represented a 63% premium to the previous closing price. The acquisition closed in August.

ENZ is a life sciences company with several operating segments, including a clinical laboratory and a biochemistry reagent business. In addition, the company has significant intellectual property in the molecular diagnostics field. Because of ENZ’s small market capitalization and limited analyst coverage, we believe the stock has been neglected by investors. We began buying shares of ENZ in May, following a steep decline in the stock price, due in part to the reversal of a $98 million award that the company had previously won in a patent infringement case. At the time of our purchase, we estimated that the value of the clinical laboratory business alone exceeded ENZ’s entire market value. In a breakup scenario, we estimated the fair value of the company to be roughly 2x our average cost of $2.72. Separately, we believed there was significant further upside potential related to intellectual property, as ENZ has numerous patent infringement cases pending against large multi-national health care companies. Since our initial purchase, ENZ has reported improving operating performance in its clinical laboratory segment, and has announced the settlement of three patent infringement cases for a total of $0.69 per share. By fiscal year-end, ENZ shares appreciated to $3.72. We believe corporate restructuring initiatives and favorable litigation outcomes have the potential to generate further upside, and we continue to hold ENZ shares.

ELX is a global provider of enterprise connectivity solutions for servers, networks and storage devices. We purchased shares of the company during the first quarter because of its low valuation, attractive cash generating capacity, and strong market position in fiber channel adapters, which are used to connect computers to storage networks. Based on our research, we believed that consensus estimates of declining sales were too pessimistic, and that the company had an opportunity to increase value through asset sales or the return of capital to shareholders. In February, ELX agreed to be acquired by Avago Technologies for $8.00 per share in cash, representing a 40% premium to our average cost basis of $5.72. The transaction valued ELX at approximately 13x 2015 consensus earnings estimates. In our view, the company had the potential to garner a higher valuation. However, given secular challenges in parts of ELX’s business, we believe this takeover was an acceptable outcome. We tendered our shares in the acquisition which closed in May.

QTM is a small capitalization data storage company with three distinct product lines at very different stages in their life cycle. The company is one of the largest providers of tape storage, which accounts for approximately 55% of sales, and is a low-margin, declining business. QTM is also a player in disk storage, which accounts for 15% of sales and is growing but faces strong competition. The crown jewel of the business is a unique software and hardware platform called StorNext, which is used for managing large data files for media and surveillance applications. StorNext accounts for 30% of sales and is growing at greater than 50% annually. We estimate the break-up value of QTM to be $2.00 per share or higher, compared to a fiscal year-end share price of $0.84. QTM has declined significantly from our average cost basis of $1.39. We struggle to find a reason for the sell-off, and believe it is emblematic of the unjustified weakness in small capitalization value stocks. We have recently added to the QTM position, and anticipate that improved operating results will serve as a catalyst for the stock.

KLIC is a leading manufacturer of wire bonding equipment, which is used for semiconductor assembly. The wire bonding industry is essentially a duopoly, and KLIC has a dominant market share of over 70%. Wire bonding is a mature technology, but remains the most cost effective method for attaching a semiconductor chip to its package. We believe that KLIC trades at a depressed valuation for reasons including a fear that newer technology, broadly called “advanced packaging”, will supplant wire bonding. Based on our research, we believe these fears are unfounded, as advanced packaging alternatives have been available for many years and have only gained share slowly due to their higher cost. Despite marginal market share loss, wire bonding has continued to grow in recent

Breithorn Long/Short Fund

Management Discussion & Analysis (Unaudited) (Continued)

October 31, 2015

years. Semiconductor equipment sales can be very volatile, and KLIC has recently experienced weakness. However, it is our strong opinion that this is a cyclical decline rather than a secular decline, and that the company’s core wire bonding business has long-term earnings power of at least $1.00 per share. In addition, the company is developing a pipeline of new advanced packaging products which provide upside optionality. KLIC also has a massive net cash position of $6.27 per share, which accounted for 59% of its market capitalization at fiscal year-end. Applying a low double digit multiple to our earnings estimate and adding net cash, we believe that KLIC has significant upside potential. Due to disappointing quarterly results and general weakness in the semiconductor sector, the stock declined from our cost basis of $13.28 per share to $10.60 at fiscal year-end. KLIC remains one of our largest and highest conviction holdings, and we have taken advantage of recent weakness to add to our position.

AUY is a midsized gold mining company with attractive, low cost mines. AUY declined dramatically this year as the price of gold fell and investor sentiment toward mining companies became extremely negative. We were attracted to AUY for two reasons. First, from a bottom-up perspective, we believed AUY had significant earnings power. Assuming, for example, a long-term gold price of $1,300 per ounce, we estimated the company could earn approximately $0.60 per share, implying a normalized price to earnings multiple of less than 7x at our average cost basis of $4.11. A secondary benefit of our AUY position was that gold miners may serve as an investment safe haven in the event that there are unintended consequences associated with massive money printing by central banks around the world. Gold is two things: (1) a commodity used for jewelry and other valuables, and (2) a currency. Recently, gold has sold off in tandem with all other commodities tied to Chinese demand. However, longer-term, we believe gold may once again trade like a currency, in which case we see significant upside potential for gold miners. Notably, gold mining stocks have dramatically underperformed the price of gold. Therefore, we believe their upside will be magnified in a gold price recovery scenario. We sold our position in AUY at $2.18 per share in October to harvest a loss for tax purposes, and replaced the position with a comparable gold miner stock. Due to the inherent uncertainty of predicting commodity prices, we have limited our gold mining exposure to a relatively small 2.9% of the portfolio at fiscal year-end.

As of fiscal year-end, the portfolio is 98% long and 25% short, for a net exposure of 73%. We believe the recent weakness in value stocks has created some of the best long investment opportunities that we have seen in some time. We remain largely focused on domestic companies with strong balance sheets and strong cash flow to weather periods of slower economic growth, and continue to be very sensitive to valuation for any incremental purchases. On the short side, we continue to find opportunities to short both the stocks of companies that are facing fundamental challenges and over-hyped “glamour” stocks with unsustainable valuations.

Sincerely,

Breithorn Capital Management LLC

3904-NLD-12/18/2015

Breithorn Long/Short Fund

PORTFOLIO REVIEW (Unaudited)

October 31, 2015

The Fund’s performance figures(a) for the period ended October 31, 2015, compared to its benchmark:

Inception(c) through
October 31, 2015
Breithorn Long/Short Fund Class I	(6.90)%
S&P 500 Total Return Index (b)	1.59%

(a)	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least March 1, 2016 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses) of the Fund do not exceed 2.00% for Class I. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-844-798-3878.

(b)	The Standard and Poor’s (“S&P 500”)500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

(c)	Inception date is December 23, 2014.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Portfolio Allocation is as follows:

Portfolio Composition as of October 31, 2015
Industries	(as a% of net assets)

Insurance	11.0%
Biotechnology	7.0%
Commercial Services	6.8%
Retail	6.0%
Packaging & Containers	5.7%
Distribution/Wholesale	5.7%
Semiconductors	5.6%
Auto Manufacturers	5.5%
Computers	5.0%
Oil & Gas	4.4%
Other Assets in Excess of Liabilities	37.3%
100.0%

Please refer to the Fund’s Portfolio of Investments in this annual report for a detailed description of the Fund’s holdings.

Breithorn Long/Short Fund

PORTFOLIO OF INVESTMENTS

October 31, 2015

Shares		Value

	COMMON STOCK - 95.2%
	AGRICULTURE - 3.5%
4,950	Philip Morris, Inc.	$437,580

	AUTO MANUFACTURERS - 5.5%
19,350	General Motors Co. ^	675,509

	BANKS - 3.5%
17,650	Citizens Financial Group, Inc.	428,895

	BIOTECHNOLOGY - 7.0%
1,800	Bio-Rad Laboratories, Inc. *	251,064
164,733	Enzo Biochem, Inc. *	612,807
		863,871
	COMMERCIAL SERVICES - 6.8%
15,650	Devry Education	368,714
19,050	Vectrus, Inc. *	473,774
		842,488
	COMPUTERS - 5.0%
2,050	International Business Machines Corp. ^	287,164
385,360	Quantum Corp. *	323,702
		610,866
	DISTRIBUTION/WHOLESALE - 5.7%
23,500	Ingram Micro, Inc. *	699,830

	DIVERSIFIED FINANCIAL SERVICES - 4.0%
9,350	FNF Group ^	329,868
14,383	FNFV Group *	161,665
		491,533
	ELECTRIC - 2.5%
23,900	NRG Energy, Inc.	308,071

	HEALTHCARE-SERVICES - 3.2%
53,720	Universal American Corp/NY *	400,751

	INSURANCE - 11.0%
9,750	American International Group, Inc. ^	614,835
10,300	Loews Corp.	375,538
9,550	XL Group PLC ^	363,664
		1,354,037
	INTERNET - 2.1%
12,420	Symantec Corp. ^	255,852

	MACHINERY-DIVERSIFIED - 3.2%
5,445	Babcock & Wilcox Co. *	92,456
10,890	BWX Technologies, Inc.	308,187
		400,643

See accompanying notes to financial statements.

Breithorn Long/Short Fund

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

Shares		Value

	OIL&GAS - 4.4%
26,380	Denbury Resources, Inc. ^	$93,385
23,020	ERA Group *	320,208
9,200	Noble Corp. PLC	123,924
		537,517
	PACKAGING & CONTAINERS - 5.7%
18,070	Owens-Illinois, Inc. *	389,408
5,896	Westrock Corp.	316,969
		706,377
	RETAIL - 6.0%
7,830	Bed Bath & Beyond, Inc. *^	466,903
2,484	J. Alexander’s Holdings *	23,946
5,450	Kohl’s Corp. ^	251,354
		742,203
	SAVINGS&LOANS - 4.0%
39,050	Investors Bancorp, Inc.	488,515

	SEMICONDUCTORS - 5.6%
64,730	Kulicke & Soffa Industries, Inc. *	686,138

	SOFTWARE - 3.4%
29,700	Allscripts Healthcare Solutions, Inc. *^	417,582

	TELECOMMUNICATIONS - 3.1%
13,270	Telephone & Data Systems, Inc.	380,053

	TOTAL COMMON STOCK (Cost - $12,399,275)	11,728,311

	EXCHANGE TRADED FUNDS - 2.9%
23,550	Market Vectors Gold Miners	352,308
	TOTAL EXCHANGE TRADED FUNDS (Cost - $368,668)	352,308

	SHORT-TERM INVESTMENTS - 5.9%
730,283	Fidelity Institutional Money Market Fund - Treasury Only Class I Portfolio, 0.01% **^	730,283
	(Cost - $730,283)

	TOTAL INVESTMENTS - 104.0% (Cost - $13,498,226) (a)	$12,810,902
	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.0)%	(492,698)
	TOTAL NET ASSETS - 100.0%	$12,318,204

See accompanying notes to financial statements.

Breithorn Long/Short Fund

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

Shares		Value

	SECURITIES SOLD SHORT - 24.9%
	COMMON STOCK - 18.2%
	APPAREL - 3.3%
1,050	Hermes International	$406,365

	AUTO MANUFACTURERS - 1.8%
1,100	Tesla Motors, Inc. *	227,623

	BANKS - 1.7%
3,830	Commonwealth Bank of Australia	209,666

	COMMERCIAL SERVICES - 1.5%
5,509	Cardtronics, Inc. *	190,061

	DISTRIBUTION\WHOLESALE - 1.4%
6,000	LKQ Corp. *	177,660

	DIVERSIFIED FINANCIAL SERVICES - 2.4%
1,550	Credit Acceptance Corp. *	293,089

	HEALTHCARE - 2.8%
2,150	Chemed Corp.	338,173

	INSURANCE - 2.4%
4,300	AmTrust Financial Services	293,346

	SOFTWARE - 0.9%
1,350	Workday, Inc. *	106,609

	TOTAL COMMON STOCK (Proceeds - $2,043,445)	2,242,592

	EXCHANGE TRADED FUNDS - 3.5%
2,100	First Trust NYSE	219,072
2,650	SPDR Consumer Discretionary Select	214,571
	TOTAL EXCHANGE TRADED FUNDS (Proceeds - $461,110)	433,643

	REAL ESTATE INVESTMENT TRUST (REITs) - 3.2%
900	Essex Property	198,396
1,650	SL Green Realty	195,723
	TOTAL REAL ESTATE INVESTMENT TRUST (Proceeds - $406,160)	394,119

	TOTAL SECURITIES SOLD SHORT (Proceeds - $2,910,715)	$3,070,354

*	Non-Income producing security.

**	Money Market Fund; interest rate reflects seven-day effective yield on October 31, 2015.

^	All or a portion of the security held as collateral for securities sold short as of October 31, 2015. Total collateral for securities sold short is $3,302,611.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including securities sold short, is $10,587,842 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$780,055
Unrealized depreciation:	(1,627,349)
Net unrealized depreciation:	$(847,294)

See accompanying notes to financial statements.

Breithorn Long/Short Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

ASSETS
Investment securities:
At cost	$13,498,226
At fair value	$12,810,902
Cash	2,734,081
Cash denominated in foreign currency at fair value (Cost $577,043)	550,438
Receivable for securities sold	101,016
Due from advisor	7,130
Dividends and interest receivable	3,578
Prepaid expenses	2,724
TOTAL ASSETS	16,209,869

LIABILITIES
Securities sold short, at fair value (Proceeds $2,910,715)	3,070,354
Fees payable to related parties	2,592
Payable for securities purchased	801,084
Accrued expenses	17,635
TOTAL LIABILITIES	3,891,665
NET ASSETS	$12,318,204

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$13,288,683
Accumulated net investment loss	(96,580)
Accumulated net realized loss from security transactions	(331)
Net unrealized depreciation on investments	(873,568)
NET ASSETS	$12,318,204

Net Asset Value Per Share:
Shares:
Net Assets	$12,318,204
Shares of beneficial interest outstanding	1,323,598

Net asset value (Net Assets ÷ Shares Outstanding), and redemption price per share (a)	$9.31

(a)	Redemptions made within 90 days of purchase may be assessed a redemption fee of 2.00%

See accompanying notes to financial statements.

Breithorn Long/Short Fund

STATEMENT OF OPERATIONS

For the Period Ended October 31, 2015*

INVESTMENT INCOME
Dividends	$164,247
Interest	1,049
TOTAL INVESTMENT INCOME	165,296

EXPENSES
Investment advisory fees	157,027
Short sale dividend and interest expense	62,382
Administrative services fees	33,372
Fund accounting fee	27,013
Transfer agent fees	26,718
Audit Fees	15,147
Legal Fees	12,996
Trustees’ fees and expenses	10,098
Compliance officer fees	10,098
Printing and postage expenses	7,574
Custodian fees	7,559
Registration fees	3,180
Non 12b-1 shareholder services fees	2,010
Insurance expense	145
Other expenses	5,981
TOTAL EXPENSES	381,300

Fees waived by the Advisor	(110,929)
NET EXPENSES	270,371

NET INVESTMENT LOSS	(105,075)

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Investments	57,210
Securities sold short	(38,259)
Foreign currency transactions	(10,787)
Net Realized Gain	8,164

Net change in unrealized depreciation on:
Investments	(687,324)
Securities sold short	(159,639)
Foreign currency translations	(26,605)
Net Change in Unrealized Depreciation	(873,568)

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(865,404)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(970,479)

*	The Breithorn Long/Short Fund commenced operations on December 23, 2014.

See accompanying notes to financial statements.

Breithorn Long/Short Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the Period
Ended
October 31, 2015(1)
FROM OPERATIONS
Net investment loss	$(105,075)
Net realized gain on investments	8,164
Net change in unrealized depreciation on investments	(873,568)
Net decrease in net assets resulting from operations	(970,479)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	13,288,683
Net increase in net assets from shares of beneficial interest	13,288,683

TOTAL INCREASE IN NET ASSETS	12,318,204

NET ASSETS
Beginning of Period	—
End of Period *	$12,318,204
* Includes accumulated net investment loss of:	$(96,580)

SHARE ACTIVITY
Shares sold	1,323,598
Net increase	1,323,598

(1)	The Breithorn Long/Short Fund commenced operations on December 23, 2014.

See accompanying notes to financial statements.

Breithorn Long/Short Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Class I
For the Period
Ended
October 31, 2015(a)

Net asset value, beginning of period	$10.00

Activity from investment operations:
Net investment loss (d)	(0.08)
Net realized and unrealized loss on investments	(0.61)
Total from investment operations	(0.69)

Net asset value, end of period	$9.31

Total return (c)(f)	(6.90)%

Net assets, end of period (000s)	$12,318

Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (b)(e)(g)	3.66%
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (b)(e)(g)	3.07%
Ratio of net expenses net assets including dividends from securities sold short and interest expense (b)(e)	2.59%
Ratio of net expenses net assets excluding dividends from securities sold short and interest expense (b)(e)	2.00%
Ratio of net investment loss to average net assets (b)(e)(h)	(1.01)%
Portfolio Turnover Rate (f)	79%

(a)	The Breithorn Long/Short Fund commenced operations on December 23, 2014.

(b)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(c)	Total return represents aggregate total return based on NAV and does not reflect a sales charge.

(d)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(e)	Annualized.

(f)	Not annualized.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(h)	Recognition of net investment loss is affected by the timing and declaration of dividends by underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Breithorn Long/Short Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2015

1.	ORGANIZATION

The Breithorn Long/Short Fund (the ’‘Fund’’) is a non-diversified series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a Delaware statutory trust organized on June 8, 2012. The Fund may issue an unlimited number of shares of beneficial interest. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the ’’1940 Act’’). The Fund commenced operations on December 23, 2014. The investment objective is to seek long-term capital appreciation.

The Fund offers Class A and Class I shares. Class A shares are offered at their public offering price, which is net asset value (“NAV”), plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. Class I shares are offered at NAV without an initial sales load. Class I shares may be subject to redemption fees equal to 2.00% of the amount redeemed within 90 days of purchase.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation

Breithorn Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Breithorn Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2015, for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$11,728,311	$—	$—	$11,728,311
Exchange Traded Funds	352,308	—	—	352,308
Short-Term Investments	730,283	—	—	730,283
Total	$12,810,902	$—	$—	$12,810,902
Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks*	$2,242,592	$—	$—	$2,242,592
Exchange Traded Funds	433,643	—	—	433,643
Real Estate Investment Trusts	394,119	—	—	394,119
Total	$3,070,354	$—	$—	$3,070,354

*	Refer to the Portfolio of Investments for classifications.

There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the year.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken by the Fund in its 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollar. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollar using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income

Breithorn Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the period ended October 31, 2015, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, amounted to $22,005,670 and $9,193,248 respectively. Purchases and proceeds from securities sold short amounted to $5,236,618 and $2,695,752, respectively.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Therefore, the ultimate cost to the Fund to acquire these borrowed securities may exceed the liability reflected in these financial statements.

4.	INVESTMENT ADVISORY AGREEMENT/TRANSACTIONS WITH RELATED PARTIES

Breithorn Capital Management LLC., serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.50% of the Fund’s average daily net assets. The Fund’s Adviser has contractually agreed to reduce the Fund’s fees and expenses until at least March 1, 2016, to ensure that total annual Fund operating expenses exclusive of certain expenses such as dividend and interest expense related to securities sold short of the Fund do not exceed 2.00% for Class I. For the period ending October 31, 2015 the Advisor earned fees in the total of $157,027.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 2.00% of average daily net assets attributable to Class I shares, the Advisor shall be entitled to be reimbursed by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the limitations of average daily net assets for each class respectively. If Fund Operating Expenses attributable to Class I shares subsequently exceed the limitations per annum of the average daily net assets, the reimbursements shall be suspended. During the period ended October 31, 2015, the Advisor has waived/reimbursed $110,929 in expenses to the Fund which is subject to recapture through October 31, 2018.

Breithorn Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

Northern Lights Distributors, LLC (the “Distributor”), acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class I Shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

5.	TAX COMPONENTS OF CAPITAL

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(96,580)	$—	$—	$(873,899)	$(970,479)

The difference between book basis and tax basis accumulated net realized gain/(loss), and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $96,580.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of short-term capital gains, net operating losses, and foreign currency losses, resulted in reclassification for the period ended October 31, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$8,495	$(8,495)

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2015 the following held in excess of 25% of the voting securities of the Funds listed, for the sole benefit of customers and may be deemed to control the applicable Fund. As of October 31, 2015 Ronald Ulrich held 27.5% and Ronald J Ulrich Family LP held 46.1% of the voting securities of the Fund for the sole benefit of customers, respectively, and may be deemed to control the Fund.

Breithorn Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

7.	REDEMPTION FEES

A 2.00% redemption fee is imposed by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions of shares made within 90 days of purchase date. Redemption fees are recorded by the Fund as redemption of Fund shares and as a credit to paid-in-capital. For the period ended October 31, 2015, the Fund received $0 in redemption fees.

8.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

9.	SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

KPMG LLP
4 Becker Farm Road
Roseland, NJ 07068

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Breithorn Long/Short Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Breithorn Long/Short Fund (the “Fund”) as of October 31, 2015, and the related statements of operations, changes in net assets, and financial highlights for the period December 23, 2014 (commencement of operations) through October 31, 2015. The financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Breithorn Long/Short Fund, as of October 31, 2015, the results of its operations, changes in net assets and its financial highlights for the period December 23, 2014 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

December 29, 2015

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity.

Breithorn Long/Short Fund
EXPENSE EXAMPLES (Unaudited)
October 31, 2015

As a shareholder of Breithrorn Long/Short Fund (the ’‘Fund’’), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015 (the ’‘period’’).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ’‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	5/1/2015	10/31/2015	5/1/2015 -10/31/2015*	5/1/2015 -10/31/2015
	$1,000.00	$908.30	$9.62	2.00%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	5/1/2015	10/31/2015	5/1/2015 -10/31/2015*	5/1/2015 -10/31/2015
	$1,000.00	$1,015.12	$10.16	2.00%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Breithorn Long/Short Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2015

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years

Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	16	Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014); and Oak Hill Advisors Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985-2011)	16	Schroder Global Series Trust (since 2012); Northern Lights Fund Trust 1 (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (since 2010); Partner, Davidoff, Malito & Hutcher, LLP (2004- 2010)	16	Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Associate Professor, University of Washington School of Law (since 2014); Assistant Professor, University of Washington School of Law (2010-2014); Partner, Howard Rice, P.C. (2007-2010);	16	Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014)

10/31/15 – Two Roads v1

Breithorn Long/Short Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2015

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years

Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Inception	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); and President and Manager, Blu Giant LLC (2004 - 2011).	N/A	Northern Lights Fund Trust (since 2013)
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013	Assistant Vice President, Gemini Fund Services, LLC, (since 2012); Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012); Senior Specialist, BNY Mellon Investment Servicing (US), Inc. (formerly PNC Global Investment Servicing (US) Inc.) (2008-2011).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Treasurer Since Inception	Senior Vice President (since 2012); Vice President (2004 – 2012), Gemini Fund Services, LLC.	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 – present); Regulatory and Compliance Professional, Mick & Associates (August 2009 - September 2011).	N/A	N/A

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-798-3878.

10/31/15 – Two Roads v1

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the 6 month period ended October 31st as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-798-3878 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-798-3878

Administrator
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2015	2014
Breithorn Long/Short Fund	13,000	0

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2015	2014
Breithorn Long/Short Fund	4,000	0

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended October 31, 2015 and 2014 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2014 and 2013 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By Andrew Rogers	/s/ Andrew Rogers
Principal Executive Officer/President,
Date: January 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Andrew Rogers	/s/ Andrew Rogers
Principal Executive Officer/President,
Date: January 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Financial Officer/Treasurer
Date: January 7, 2016